UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

Oruka Therapeutics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-22873	36-3855489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

855 Oak Grove Avenue Suite 100 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 606-7910

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORKA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2025, Oruka Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”).

Proposal 1: Election of Directors

The Company’s stockholders elected each of the two Class I directors proposed by the Company for election, to serve until the 2028 annual meeting of stockholders, and until their successors are elected and have qualified. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Carl Dambkowski	26,047,914	2,291
Peter Harwin	25,935,823	114,382

There were 732,854 broker non-votes for this proposal.

Proposal 2: Ratification of Independent Auditor Appointment

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

Shares voted for:	26,781,030
Shares voted against:	1,848
Shares abstaining	181

There were no broker non-votes for this proposal.

Proposal 3: Approval of the Compensation of our Named Executive Officers on a Non-Binding, Advisory Basis

The Company’s stockholders approved, by non-binding advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	25,824,834
Shares voted against:	88,740
Shares abstaining	136,631

There were 732,854 broker non-votes for this proposal.

Proposal 4: Non-Binding Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Compensation for our Named Executive Officers

The Company’s stockholders approved, by non-binding advisory vote, a one-year frequency of future advisory votes to approve the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for 1-year frequency:	25,854,625
Shares voted for 2-year frequency:	807
Shares voted for 3-year frequency:	54,626
Shares abstaining:	140,147

There were 732,854 broker non-votes for this proposal.

After the Annual Meeting, on June 2, 2025, the Board of Directors of the Company determined that future advisory votes on executive compensation will be held annually, in accordance with the results of the stockholder advisory vote on the frequency of such votes held at the Annual Meeting. This decision was made after careful consideration of the stockholder vote results, which indicated a clear preference for annual advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oruka Therapeutics, Inc.

By:	/s/ Paul Quinlan
Paul Quinlan
General Counsel

Date: June 3, 2025

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